MERRILL LYNCH
ASSET GROWTH
FUND, INC.








FUND LOGO









Quarterly Report

November 30, 1995




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Asset
Growth Fund, Inc.
Box 9011
Princeton, NJ
08543-9011




MERRILL LYNCH ASSET GROWTH FUND, INC.



Percent Breakdown of
Stocks & Fixed-Income                    Percent of
Securities by Country                    Net Assets++

United States                               48.2%
Japan                                       17.0
Germany                                      3.9
United Kingdom                               3.4
Canada                                       2.7
Argentina                                    2.2
Italy                                        1.7
Netherlands                                  1.4
France                                       1.3
Switzerland                                  1.3
Spain                                        1.1
Hong Kong                                    1.1
Indonesia                                    1.0
Mexico                                       1.0
Philippines                                  0.8
Thailand                                     0.6

[FN]
++Percent of net assets may not total 100%.




Worldwide
Investments as of
November 30, 1995


Ten Largest Industries                   Percent of
(Equity Investments)                     Net Assets

Telecommunications                           9.1%
Electronics                                  5.5
Petroleum                                    5.3
Insurance                                    4.3
Banking                                      4.2
Electrical Equipment                         3.9
Retail Stores                                3.2
Chemicals                                    3.0
Capital Goods                                2.6
Photography                                  2.5

                                        Country                 Percent
Ten Largest Holdings                      of                     of Net
(Equity Investments)                     Origin                  Assets

Merck & Co., Inc.                    United States                1.6%
Aetna Life & Casualty Company        United States                1.6
Eastman Kodak Co.                    United States                1.5
Siemens AG                           Germany                      1.5
Northern Telecommunications Ltd.     Canada                       1.5
Humana, Inc.                         United States                1.4
Mannesmann AG                        Germany                      1.4
Royal Dutch Petroleum N.V. (ADR)     Netherlands                  1.4
AT&T Corp.                           United States                1.4
Bell Atlantic Corp.                  United States                1.4

DEAR SHAREHOLDER

The pace of US economic activity apparently changed once again during the quarter ended November 30, 1995. During the summer months, there was strong evidence of a slowing economy, a trend that was reversed during the third calendar quarter of 1995, when gross domestic product growth rebounded to a 4.2% pace. However, recent economic releases suggest that this rate of expansion has not been sustained.

A number of key measures of economic growth indicate that the economy is losing momentum. Retail sales for November were soft, reflecting continued caution on the part of debt-burdened consumers. Home sales and housing starts both declined in October, despite lower mortgage rates. At the same time, there has been an increase in initial unemployment claims, along with weak job and income growth. In response to this slowing in the economy, inflationary pressures continue to be subdued. As a result of these trends, long-term interest rates have fallen, bond prices have risen, and the US stock market reached a new all-time high.

The strong stock and bond market rallies suggest that investors are not only anticipating that a lackluster economy will lead the Federal Reserve Board to resume its easing of monetary policy, but also that the Clinton Administration and Congress will reach an agreement in their current Federal budget deliberations. While the probable direction of economic activity will continue to be the primary focus of investors in the weeks ahead, a credible plan for reducing the Federal budget deficit will also be an important factor in the investment outlook.


Portfolio Matters
As of November 30, 1995, the Fund's asset allocation was: foreign stocks, 40.5% of net assets; US stocks, 30.3%; US bonds, 17.9%; and cash and cash equivalents, 11.3%. During the three-month period ended November 30, 1995, we implemented a more cautious posture toward foreign markets by reducing the Fund's allocation to foreign equities. Evidence of slowing economic growth in Europe and the emerging economies, particularly those of Asia, resulted in a less optimistic assessment of the reward/risk relationships for these markets. At the same time, we retained a significant commitment to Japanese equities since we remain optimistic about the outlook for the Japanese stock market. An aggressively accommodative stance by the Bank of Japan, and indications that the Japanese government is beginning to seriously address the problems in the financial system, led us to remain favorably disposed toward Japan. At the same time, the Japanese economy is showing signs of beginning a recovery as a result of both a reflationary monetary policy and a weaker yen. Since we believe that the yen could continue to weaken relative to the US dollar, over 60% of the value of the Fund's Japanese equity position is hedged back into US dollars.

In Europe, we retained significant weightings in the United Kingdom, Germany, the Netherlands and Italy, but we significantly reduced the Fund's investments in other countries. During the quarter ended November 30, 1995, we concentrated our Latin American investments in Argentina, because we believe that investors will be rewarded for the country's decision not to devalue its currency. In Asia, our investments were concentrated in telecommunications companies, including Hong Kong Telecommunications, Ltd., P.T. Indonesian Satellite Corp. and Philippine Long Distance Telephone Co.

We divided the proceeds derived from reducing some of the Fund's foreign equity investments between cash and US equities. In the United States, expectations of a further slowdown in economic activity and an accompanying additional decline in interest rates led us to increase our allocation to the credit-sensitive area through commitments in the insurance and banking industries. We also maintain a significant commitment in the consumer staples area, in particular, health care equities, while a substantial position has been retained in energy-related equities. At the same time, we took advantage of price weakness to initiate selected commitments in technology equities, including Texas Instruments Inc., Corning Inc. and General Motors Corp. (Class E). We also invested in The Boeing Co.

We believe that the Federal Reserve Board will eventually adopt a more accommodative monetary policy. Therefore, we kept investments in consumer cyclical equities which would benefit from monetary easing, while initiating a position in Aluminum Co. of America.

We also retained our commitments in high-yield US bonds. Even with the appreciation that occurred during the quarter ended November 30, 1995, the average yield on these issues continued to exceed 10%.

At the same time, we believe these bonds will exhibit further appreciation in the coming months if US interest rates continue to decline, as we expect they will.


In Conclusion
We thank you for your investment in Merrill Lynch Asset Growth Fund, Inc., and we look forward to reviewing our outlook and strategy with you in our upcoming semi-annual report to shareholders.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Joel Heymsfeld)
Joel Heymsfeld
Vice President and
Co-Portfolio Manager




(Thomas R. Robinson)
Thomas R. Robinson
Vice President and
Co-Portfolio Manager





Effective November 1, 1995, Thomas R. Robinson is responsible for the day-to-day co-management of Merrill Lynch Asset Growth Fund,
Inc. Mr. Robinson had been employed by Merrill Lynch & Co. since 1981 before joining Merrill Lynch Asset Management, L.P. in November
1995. Since 1989 he was Manager--International Equity Strategy with the Global Securities Research & Economics Group.



December 28, 1995





PERFORMANCE DATA

About Fund Performance

Since October 21, 1994, investors have been able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years.

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

Performance data for all of the Fund's shares are presented in the "Recent Performance Results" and "Performance Summary" tables on pages 5 and 6. Data for Class A and Class B Shares are presented in the "Average Annual Total Return" table below. Data for Class C and Class D Shares are also presented in the "Aggregate Total Return" table below.

The "Recent Performance Results" table shows investment results before the deduction of any sales charges for all of the Fund's shares for the 12-month and 3-month periods ended November 30, 1995. All data in this table assume imposition of the actual total expenses incurred by each class of shares during the relevant period.

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Average Annual
Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/95                         +1.95%         -3.40%
Inception (9/02/94)
through 9/30/95                            +0.01          -4.87

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 9/30/95                         +0.91%         -3.09%
Inception (9/02/94)
through 9/30/95                            -1.03          -3.78

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



Aggregate
Total Return


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Inception (10/21/94)
through 9/30/95                            +0.56%         -0.44%

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Inception (10/21/94)
through 9/30/95                            +1.30%         -4.02%

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Recent
Performance
Results*
                                                                                     12 Month   3 Month
                                                        11/30/95  8/31/95  11/30/94  % Change   % Change
Class A Shares                                            $9.82    $9.90     $9.48     +3.59%    - 0.81%
Class B Shares                                             9.73     9.83      9.46     +2.85     - 1.02
Class C Shares                                             9.72     9.82      9.47     +2.64     - 1.02
Class D Shares                                             9.80     9.88      9.48     +3.38     - 0.81
Class A Shares--Total Return                                                           +4.01(1)  - 0.81
Class B Shares--Total Return                                                           +2.95(2)  - 1.02
Class C Shares--Total Return                                                           +2.90(3)  - 1.02
Class D Shares--Total Return                                                           +3.77(4)  - 0.81

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.038 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.009 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.023 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.036 per share ordinary income dividends.

Performance
Summary--
Class A Shares
                                 Net Asset Value          Capital Gains       Dividends
Period Covered             Beginning          Ending       Distributed          Paid*          % Change**
9/02/94--12/31/94            $10.00            $9.33           --               $0.038            -6.31%
1/01/95--11/30/95              9.33             9.82           --                 --              +5.25
                                                                                ------
                                                                          Total $0.038

                                                          Cumulative total return as of 11/30/95: -1.39%**


 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.



Performance
Summary--
Class B Shares
                                 Net Asset Value          Capital Gains       Dividends
Period Covered             Beginning          Ending       Distributed          Paid*           % Change**
9/02/94--12/31/94            $10.00            $9.33           --               $0.009            -6.61%
1/01/95--11/30/95              9.33             9.73           --                 --              +4.29
                                                                                ------
                                                                          Total $0.009

                                                          Cumulative total return as of 11/30/95: -2.61%**


 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

PERFORMANCE DATA (concluded)


Performance
Summary--
Class C Shares
                                 Net Asset Value          Capital Gains      Dividends
Period Covered             Beginning          Ending       Distributed         Paid*           % Change**
10/21/94--12/31/94            $9.85            $9.32           --               $0.023            -5.14%
1/01/95--11/30/95              9.32             9.72           --                 --              +4.29
                                                                                ------
                                                                          Total $0.023

                                                          Cumulative total return as of 11/30/95: -1.07%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.



Performance
Summary--
Class D Shares
                                 Net Asset Value          Capital Gains      Dividends
Period Covered             Beginning          Ending       Distributed         Paid*           % Change**
10/21/94--12/31/94            $9.86            $9.33           --               $0.036            -5.01%
1/01/95--11/30/95              9.33             9.80           --                 --              +5.04
                                                                                ------
                                                                          Total $0.036

                                                          Cumulative total return as of 11/30/95: -0.23%**


 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.

SCHEDULE OF INVESTMENTS                                                                                    (in US dollars)
                                      Shares                                                                       Percent of
COUNTRY      Industries                Held             Common Stocks                       Cost           Value   Net Assets
Argentina    Banking                  5,500   Banco Frances del Rio de la Plata
                                              S.A. (ADR) (a)                            $   170,444      $   143,688    1.1%

             Petroleum                8,000   Yacimientos Petroliferos Fiscales
                                              S.A. (Sponsored) (ADR) (a)                    186,139          156,000    1.1

                                              Total Common Stocks in Argentina              356,583          299,688    2.2


Canada       Multi-Industry           9,500   Canadian Pacific Ltd.                         169,195          173,375    1.2

             Telecommunications       5,000   Northern Telecommunications Ltd.              174,050          201,875    1.5

                                              Total Common Stocks in Canada                 343,245          375,250    2.7


France       Petroleum                3,000   TOTAL S.A. (Class B)                          178,190          184,806    1.3

                                              Total Common Stocks in France                 178,190          184,806    1.3


Germany      Electronics                400   Siemens AG                                    177,405          208,875    1.5

             Machinery & Equipment      600   Mannesmann AG                                 167,773          193,130    1.4

             Multi-Industry             500   Preussag AG                                   146,953          143,835    1.0

                                              Total Common Stocks in Germany                492,131          545,840    3.9


Hong Kong    Telecommunications       9,000   Hong Kong Telecommunications Ltd.
                                              (ADR) (a)                                     149,040          154,125    1.1

                                              Total Common Stocks in Hong Kong              149,040          154,125    1.1


Indonesia    Telecommunications       4,190   P.T. Indonesian Satellite Corp. (ADR) (a)     162,969          143,508    1.0

                                              Total Common Stocks in Indonesia              162,969          143,508    1.0

Italy        Machinery               50,000   Danieli & C. Officine Meccaniche S.p.A.       129,513          129,399    0.9

             Telecommunications      40,000   Societa Finanziara Telefonica S.p.A.
                                              (STET)                                        121,375          108,645    0.8

                                              Total Common Stocks in Italy                  250,888          238,044    1.7


Japan        Banking                 10,000   Mitsubishi Trust & Banking Corp.              164,507          153,543    1.1
                                      7,000   Sanwa Bank, Ltd.                              141,979          135,728    1.0
                                                                                        -----------      -----------  ------
                                                                                            306,486          289,271    2.1

             Building &              15,000   Maeda Corp.                                   167,593          153,543    1.1
             Construction            20,000   Okumura Corp.                                 171,072          182,087    1.3
                                                                                        -----------      -----------  ------
                                                                                            338,665          335,630    2.4

             Capital Goods           20,000   Hitachi Cable Ltd.                            172,962          142,323    1.0
                                     20,000   Mitsubishi Heavy Industries, Ltd.             161,560          159,646    1.2
                                                                                        -----------      -----------  ------
                                                                                            334,522          301,969    2.2

             Consumer--Electronics   10,000   Matsushita Electric Industrial
                                              Co., Ltd.                                     168,023          148,622    1.1

             Electrical Equipment    24,000   Mitsubishi Electric Co.                       165,781          178,583    1.3

             Electronics              3,000   Rohm Co.                                      128,833          183,366    1.3

             Insurance               14,000   Tokio Marine & Fire Insurance Co., Ltd.       168,933          159,843    1.1

             Photography              8,000   Canon, Inc.                                   140,603          140,945    1.0

             Printing & Publishing    9,000   Dai Nippon Printing Co., Ltd.                 167,255          157,677    1.1

             Retail Stores            3,000   Ito-Yokado Co., Ltd.                          160,796          165,945    1.2

             Trading                 15,000   Kamigumi Co., Ltd.                            174,860          136,860    1.0
                                     17,000   Sumitomo Corp.                                171,167          168,996    1.2
                                                                                        -----------      -----------  ------
                                                                                            346,027          305,856    2.2

                                              Total Common Stocks in Japan                2,425,924        2,367,707   17.0


Mexico       Retail Stores          130,000   Cifra, S.A. de C.V. 'C'                       229,365          134,674    1.0

                                              Total Common Stocks in Mexico                 229,365          134,674    1.0

Netherlands  Petroleum                1,500   Royal Dutch Petroleum N.V. (ADR) (a)          162,683          192,563    1.4

                                              Total Common Stocks in the Netherlands        162,683          192,563    1.4




SCHEDULE OF INVESTMENTS (continued)                                                                           (in US dollars)
                                      Shares                                                                       Percent of
COUNTRY      Industries                Held             Common Stocks                       Cost           Value   Net Assets
Philippines  Telecommunications       2,000   Philippine Long Distance Telephone
                                              Co. (ADR) (a)                             $   139,932      $   112,000    0.8%

                                              Total Common Stocks in the Philippines        139,932          112,000    0.8


Spain        Petroleum                5,000   Repsol S.A. (ADR) (a)                         160,925          158,125    1.1

                                              Total Common Stocks in Spain                  160,925          158,125    1.1


Switzerland  Electrical Equipment       150   BBC Brown Boveri & Cie (Bearer)               136,074          172,340    1.3

                                              Total Common Stocks in Switzerland            136,074          172,340    1.3


Thailand     Real Estate             60,000   MDX Company Ltd.                              246,175           77,535    0.6

                                              Total Common Stocks in Thailand               246,175           77,535    0.6


United       Electrical Equipment    37,000   General Electric Co. PLC (Ordinary)           167,508          179,501    1.3
Kingdom
             Telecommunications       2,700   British Telecommunications PLC
                                              (ADR) (a)                                     151,700          156,262    1.1
             Utilities--Gas           3,600   British Gas PLC (ADR) (a)                     165,852          134,100    1.0

                                              Total Common Stocks in the United
                                              Kingdom                                       485,060          469,863    3.4

United       Aerospace & Defense      2,000   Boeing Co. (The)                              146,689          145,750    1.1
States                                1,500   United Technologies Corp.                     132,653          140,625    1.0
                                                                                        -----------      -----------  ------
                                                                                            279,342          286,375    2.1

             Automobiles              6,500   Ford Motor Co.                                174,625          183,625    1.3

             Banking                  3,000   Bank of New York Company, Inc. (The)          128,430          141,375    1.0

             Capital Goods            2,900   Keystone International, Inc.                   51,799           59,450    0.4

             Chemicals                2,500   Eastman Chemical Co.                          129,988          164,062    1.2


             Electronics              3,200   Corning, Inc.                                  88,300           96,400    0.7
                                      3,000   General Motors Corp. (Class E)                153,218          151,500    1.1
                                      2,200   Texas Instruments Inc.                        126,918          127,325    0.9
                                                                                        -----------      -----------  ------
                                                                                            368,436          375,225    2.7

             Furniture/Home           2,500   Whirlpool Corporation                         144,731          138,750    1.0
             Appliances

             Hardware Products        3,000   The Stanley Works Co.                         118,299          151,875    1.1

             Healthcare               7,000   Humana, Inc.                                  157,045          196,000    1.4

             Hospital Supplies        4,500   Abbott Laboratories                           142,020          182,812    1.3

             Insurance                3,000   Aetna Life & Casualty Company                 222,041          220,125    1.6
                                      4,000   Allstate Corp.                                163,729          164,000    1.2
                                      1,700   National Re Corp.                              55,135           55,887    0.4
                                                                                        -----------      -----------  ------
                                                                                            440,905          440,012    3.2

             Metals                   1,300   Aluminum Company of America                    74,804           76,050    0.5

             Oil Services             7,000   Dresser Industries, Inc.                      140,902          165,375    1.2
                                      2,000   Schlumberger Ltd.                             128,620          127,000    0.9
                                                                                        -----------      -----------  ------
                                                                                            269,522          292,375    2.1

             Petroleum                1,400   Pennzoil Company                               55,291           55,475    0.4

             Pharmaceuticals          3,700   Merck & Co., Inc.                             126,485          228,937    1.6

             Photography              3,100   Eastman Kodak Co.                             160,989          210,800    1.5

             Pollution Control       11,000   Wheelabrator Technologies Inc.                176,940          165,000    1.2

             Retail Stores            3,400   Sears, Roebuck & Co.                          135,257          133,875    1.0

             Scientific               5,000   Fisher Scientific International, Inc.         154,457          163,125    1.2
             Equipment

             Telecommunications       2,900   AT&T Corp.                                    153,994          191,400    1.4
                                      3,000   Bell Atlantic Corp.                           147,930          189,000    1.4
                                                                                        -----------      -----------  ------
                                                                                            301,924          380,400    2.8

             Utilities--Gas           4,000   Consolidated Natural Gas Co.                  169,240          177,500    1.3

                                              Total Common Stocks in the United
                                              States                                      3,760,529        4,203,098   30.3


                                              Total Investments in Common Stocks          9,679,713        9,829,166   70.8


                                   Face
                                  Amount          Fixed-Income Securities


United       Airlines          US$  200,000   USAir Inc., 10.375% due 3/01/2013             178,000          186,000    1.3
States
             Broadcast &            200,000   Sinclair Broadcast Group, Inc., 10%
             Publishing                       due 12/15/2003                                187,000          205,000    1.5

             Chemicals              325,000   G-I Holdings Inc., 12.876%* due
                                              10/01/1998                                    230,889          247,000    1.8

             Communications         225,000   Panamsat L.P., 12.1347%* due 8/01/2003        161,091          181,125    1.3
                                    100,000   Videotron Holdings PLC, 10.625% due
                                              2/15/2005                                      99,375          105,750    0.8
                                                                                        -----------      -----------  ------
                                                                                            260,466          286,875    2.1

             Cosmetics              200,000   Revlon Consumer Products Corp.,
                                              9.375% due 4/01/2001                          180,437          200,250    1.4

             Energy                 200,000   TransTexas Gas Corp., 11.50% due
                                              6/15/2002                                     200,000          206,500    1.5

             Financial Services     200,000   Reliance Group Holdings, Inc., 9.75%
                                              due 11/15/2003                                180,000          204,750    1.5

             Hotels &               200,000   Bally's Park Place Funding Corp.,
             Casinos                          9.25% due 3/15/2004                           171,750          199,500    1.4

             Paper                  200,000   Stone Container Corp., 11.50% due
                                              10/01/2004                                    198,564          202,000    1.4

             Restaurants            200,000   Flagstar Corp., 11.375% due 9/15/2003         176,000          148,000    1.1

             Textiles               200,000   WestPoint Stevens, Inc., 9.375% due
                                              12/15/2005                                    182,000          201,000    1.4

             Utilities--            200,000   CTC Mansfield Funding Corp., 10.25%
             Electric                         due 3/30/2003                                 185,500          202,750    1.5

                                              Total Investments in Fixed-Income
                                              Securities                                  2,330,606        2,489,625   17.9



SCHEDULE OF INVESTMENTS (concluded)                                                                           (in US dollars)
                                   Face                                                                            Percent of
COUNTRY                           Amount                Short-Term Securities               Cost           Value   Net Assets
United       Commercial        US$  334,000   General Electric Capital Corp., 5.90%
States       Paper**                          due 12/01/1995                            $   334,000      $   334,000    2.4%

             US Government        1,100,000   Federal Home Loan Bank, 5.66% due
             & Agency                         12/04/1995                                  1,099,481        1,099,481    7.9
             Obligations**

                                              Total Investments in Short-Term
                                              Securities                                  1,433,481        1,433,481   10.3


             Total Investments                                                          $13,443,800       13,752,272   99.0
                                                                                        ===========
             Unrealized Appreciation on Forward Foreign Exchange Contracts++                                 276,418    2.0

             Liabilities in Excess of Other Assets                                                          (136,962)  (1.0)
                                                                                                         -----------  ------
             Net Assets                                                                                  $13,891,728  100.0%
                                                                                                         ===========  ======

             Net Asset        Class A--Based on net assets of $1,549,899 and 157,841
             Value:                    shares outstanding                                                $      9.82
                                                                                                         ===========
                              Class B--Based on net assets of $10,033,757 and 1,031,559
                                       shares outstanding                                                $      9.73
                                                                                                         ===========
                              Class C--Based on net assets of $652,782 and 67,180
                                       shares outstanding                                                $      9.72
                                                                                                         ===========
                              Class D--Based on net assets of $1,655,290 and 168,931
                                       shares outstanding                                                $      9.80
                                                                                                         ===========


  *Represents a zero coupon or step bond; the interest rate shown is the effective yield at the time of purchase by the Fund. **Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
(a)American Depositary Receipts (ADR).
 ++Forward foreign exchange contracts as of November 30, 1995 were as follows:

   Foreign Currency Sold        Expiration Date         Unrealized Appreciation
    YEN 151,225,200               January 1996                        $276,418

   Total Unrealized Appreciation--Net on
   Forward Foreign Exchange Contracts
   (US$ Commitment--$1,775,308)                                       $276,418
                                                                      ========




EQUITY PORTFOLIO CHANGES


Additions

For the Quarter Ended November 30, 1995

Aetna Life & Casualty Company
Allstate Corp.
Aluminum Company of America
Bank of New York Company, Inc. (The)
Boeing Co. (The)
British Telecommunications PLC (ADR)
Consolidated Natural Gas Co.
Corning, Inc.
Danieli & C. Officine Meccaniche S.p.A.
General Motors Corp. (Class E)
Hong Kong Telecommunications Ltd. (ADR)
Humana, Inc.
National Re Corp.
Pennzoil Company
Preussag AG
Schlumberger Ltd.
Sears, Roebuck & Co.
Texas Instruments Inc.
United Technologies Corp.

Deletions

Asahi Glass Co., Ltd.
Banco O'Higgins S.A. (ADR)
CSR Ltd.
Cementos Mexicanos, S.A. de C.V.
 (Class B) (Cemex)
China Light & Power Co., Ltd.
Compagnie de Saint Gobain
Comsat Corp.
Empresas ICA Sociedad Controladora,
 S.A. de C.V. (ADR)
General Signal Corp.
Grand Metropolitan PLC (ADR)
Holderbank Financiere Glarus AG (Bearer)
Holderbank Financiere Glarus AG (Warrants)
Hong Leong Industries BHD
Italcementi S.p.A.
Jurong Shipyard Ltd.
Kelly Services, Inc. (Class A)
Komatsu Ltd.
Kvaerner A.S. (Class B)
Kyocera Corp.
Lucas Industries PLC (Ordinary)
Makino Milling Machine Co.
Makita Corp.
Nalco Chemical Co.
Neptune Orient Lines Ltd.
Nippon Fire & Marine Insurance Co., Ltd.
Nippon Oil Co., Ltd.
Pacific Dunlop Ltd.
Phillips Petroleum Company
Pitney Bowes, Inc.
SKF AB 'B' Free
Sekisui Chemical Co., Ltd.
Shanghai Petrochemical Co., Ltd.
Stewart & Stevenson Services, Inc.
Sun Hung Kai Properties, Ltd.
Swire Pacific Ltd. 'A'
UMW Holdings BHD

OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Harry Woolf, Director
Terry K. Glenn, Executive Vice President
Donald C. Burke, Vice President
Joel Heymsfeld, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
The Chase Manhattan Bank, N.A.
4 MetroTech Center, 18th Floor
Brooklyn, New York 11245

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863